 CHANCELLOR LGT
 ASSET MANAGEMENT
 OVER 25 YEARS
 OF INVESTING
 WORLDWIDE
GT GLOBAL
LATIN AMERICA
GROWTH FUND

ANNUAL REPORT
OCTOBER 31, 1996

                                                                          [LOGO]

TABLE
OF CONTENTS

Message from the
Chairman.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Report of Independent
Accountants..........         F1

Financial
Statements...........         F2

The  views of the Fund's manage-
ment  and   portfolio   holdings
described  in this report are as
of October 31, 1996; these views
and portfolio holdings may  have
changed.

GT GLOBAL LATIN AMERICA GROWTH FUND

MESSAGE FROM THE CHAIRMAN

Dear Investor,

Fiscal 1996 has been a year of economic strengthening, and the Funds have benefited from low inflation and low interest rates worldwide. We're proud of their performance over the past year and remain enthusiastic about their long-term potential.

Consistent, above-average performance of GT Global Funds is our priority. To that end, we enhanced the breadth and depth of our investment capabilities this fall when Liechtenstein Global Trust (LGT), the parent company of GT Global, acquired a premier institutional money manager, Chancellor Capital Management. On October 31, Chancellor merged with LGT Asset Management, the Funds' advisor, and the combined entities are now known as Chancellor LGT Asset Management. This acquisition increased assets entrusted to LGT to over $80 billion.

We are confident about the partnership's success because both firms share a commitment to providing investors around the world with solutions to their investment needs through combined, top--notch expertise. Individual investors will now have access to the same high--quality management services enjoyed by over 320 institutional investors, including some of the country's largest organizations.

Chancellor's strengths--disciplined U.S. equity and fixed income processes and professionals, coupled with proven fundamental and quantitative investment capabilities--represent an ideal complement to LGT's advantages as an experienced global investment manager with an extensive global infrastructure. Chancellor LGT Asset Management's global investment team includes 12 economists, 98 portfolio managers, 72 analysts and 19 traders located in nine regional offices.

Warren Shaw, LGT's new Chief Investment Officer, has been the principal architect of Chancellor's investment policies, with excellent results. The disciplined, repeatable process he created leverages the effectiveness of a strong investment team approach.

As always, we appreciate your continued confidence. Should you and your adviser have any questions regarding GT Global Funds, please call us at 800-824-1580. One of our registered representatives will be happy to assist you.

Sincerely,


David A. Minella
CHAIRMAN
GT GLOBAL MUTUAL FUNDS

GT GLOBAL LATIN AMERICA GROWTH FUND

Performance Summary

INVESTMENT OBJECTIVE

Seeks capital appreciation by investing primarily in securities of a broad range of Latin American issuers.

 GT Global Latin America Growth Fund
   MSCI Emerging  Latin America Index
8/13/1991    9525    10000
             9952    11079
            10085    10995
            10965    11789
            10771    11110
            11421    12582
            12892    14614
            13658    15986
            13665    17163
            13893    17149
            14014    17417
            11864    14150
            11891    14403
            11025    13266
            10131    12858
            10474    13849
            10648    13888
            11156    14724
            11200    14416
            11164    14302
            11810    15350
            11628    14620
            11773    14845
            12100    15814
            12499    16273
            13494    17674
            13668    17902
            14357    18553
4/30/1994   15047    19840
            17063    22423
            18958    25938
            18730    25087
            17454    23303
            15588    21544
            15972    22771
            15131    21242
            16326    23090
            19076    26834
            19828    27916
            19253    26543
            19150    25793
            15930    21597
            13279    19130
            11784    16244
            10997    15695
            12484    18027
            12547    18378
            12862    18684
            13373    19340
            13554    19578
            13176    19389
            12099    17785
            12052    18101
            12531    18674
            13672    20606
            12990    19420
            13347    19674
10/31/1996  13862    20753

The chart above shows the performance of the GT Global Latin America Growth Fund, Class A shares, since the Fund's inception, versus the MSCI Emerging Latin America Index. This represents a cumulative return of 42.18% and an average annual total return of 6.98% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on April 1, 1993 would have been valued at $11,560 on October 31,1996. This figure reflects all Fund expenses and the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) assuming complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1,1995, would have been worth $11,408 on October 31,1996.

AVERAGE ANNUAL TOTAL RETURNS%(1)
October 31, 1996


                           Without Sales Charge(2)                   With Sales Charge
Share Class            1-Year     5-Year   Life of Fund       1-Year     5-Year   Life of Fund
Class A(3)             17.52       5.33       7.98            11.94       4.31       6.98
Class B(3)             17.02        N/A       4.87            12.02        N/A       4.13
Advisor Class(4)       18.16        N/A       9.73              N/A        N/A        N/A


HISTORICAL PERFORMANCE%(2)
Annual Returns (per calendar year)

                 1991      1992    1993      1994   1995

Class A         19.91(3)  -2.32   52.94     -6.64  -21.34
Class B           N/A       N/A   44.28(3)  -7.12  -21.70


(1)Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2)This performance data does not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which if included, would have reduced performance quoted.

(3)The Fund began operations on August 13, 1991; Class B shares commenced on April 1, 1993.

(4)The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INTERVIEW WITH PORTFOLIO MANAGER SORAYA BETTERTON

Q HOW HAS THE FUND PERFORMED?

A The Fund has performed in line with its index this year. For the 12 months ended October 31, 1996, the Fund's total return was 17.52% for Class A shares (11.94% including the maximum 4.75% sales charge) and 17.02% for Class B shares (12.02% including the maximum 5% contingent deferred sales charge). Total return over the same investment period for the Morgan Stanley Capital International (MSCI) Emerging Latin America Index(5) was 17.45%. While the Fund was buoyed by overall strength throughout the region, relative to the index, the Fund also benefited from its overweighted position in Venezuela, the best performing market of the year.

Q ARE YOU CONCERNED OVER THE RECENT DROP IN THE VALUE OF THE MEXICAN PESO?

A On a purchasing power parity basis, the peso should end the year at roughly
8 against the dollar. So while October's 7% fall puts it roughly where it should be, people became nervous over the speed at which the peso fell. We see the current situation as being vastly different from the conditions that caused the devaluation at the end of 1994. The peso is floating and the central bank is not interfering in the markets to keep it artificially high, which would run down its foreign exchange reserves in the process. Moreover, today Mexico runs a trade surplus of approximately $500m per month instead of a trade deficit of 8% of GDP.

Q WHAT IS YOUR OUTLOOK FOR THE COMING YEAR?
  IS THE MEXICAN PESO CRISIS FAR BEHIND US?

A The Mexican peso crisis has by now become a dim memory, and life is starting to return to normal throughout Latin America. Hopefully, lessons have been learned and similar mistakes can be avoided in the future. Private sector capital flows have resumed, with a number of prospectuses for new equity issues having come across Latin American portfolio managers' desks of late. Even Mexico, vilified and ignored for much of 1995, has come back into favor with foreign investors. We believe the prospects for moderate, sustainable growth across the region are probably better than at any time in the past five years and, therefore, we currently expect that the Fund will maintain a substantial weighting in Mexican equities.

Q WHERE ARE YOUR EXPECTATIONS SOMEWHAT LESS POSITIVE?

A Despite Brazil's substantial progress in reducing inflation, we think there is a great risk that given its current mix of fiscal, monetary and exchange rate policies, it will be unable to meet both domestic and foreign expectations for economic growth over the medium term. With little prospect for substantive reform of the country's onerous budget deficits this year, and resulting continued high interest rates, it is difficult to see what will drive growth in Brazil in the absence of continued massive inflows of foreign capital. We remain unconvinced that Brazil will be able to overcome its current difficulties. Authorities there may be sooner or later forced to choose between Argentine-style austerity, and all of its political consequences, or traditional Latin American growth, accompanied by budget deficits and rising inflation. While the outlook for GDP growth is so uncertain, the Fund is likely to maintain most of its investments in state-owned companies whose fortunes are more dependent on the privatization program than on the strength of economic growth. Given the strong rise in telephones at the beginning of the year, these investments are being concentrated in electricals and others.

Q WHAT ARE YOUR FEELINGS ABOUT SOME OF THE SMALLER MARKETS?

A We think Chile is approaching the trough in its business cycle, driven by falling terms of trade and rising interest rates. In the face of falling inflation, authorities are likely to find room to begin easing monetary policy by some time early next year.

Economic growth in Peru remains a captive of a high trade deficit. A return to the strong growth of 1993-95 awaits a resumption of strong capital inflow or a boost to exports resulting from recent investments in the mining sector. Colombia appears to have resigned itself to living in a political crisis until President Samper's term expires in 1998. An end to the crisis could lead to falling interest rates, increased growth prospects and a bull market for Colombian stocks. A continuation will eventually lead to devaluation, higher inflation and lower growth. For the time being, the relative illiquidity of the market, the lack of transparency at the corporate level and the small weighting of the country in the index lead us to avoid investments in Colombia.

Venezuela is finally trying to get its act together, though it's still too early to know if it's for real this time. If the government is serious about improving its management of the economy, room remains for a further rerating of the stock market. On balance, we feel it is worthwhile to keep our overweighted position in the country.

(5)The MSCI Emerging Latin America Index is an arithmetic average, weighted by market value, of companies listed in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The index, measured in U.S. dollars, has an aggregate market capitalization of $258 billion and includes the effect of reinvested dividends.

The index is unmanaged, not available for direct investment and does not incur sales charges and professional management fees.

KEY MARKETS

BRAZIL

Relative to the index, the Fund is slightly underweighted in Brazil, where we expect continued high interest rates, weaker than consensus growth over the medium term and deteriorating profit margins. The government's decision to deemphasize legislative efforts to change the constitution and balance the budget has succeeded in focusing attention on the investment potential of privatization candidates. Nevertheless, little progress has been made on the underlying cause of Brazil's historically high rates of inflation--the budget deficit.

The consolidated public sector borrowing requirement is still around 6% of GDP, which seems to be financeable over the short term without resorting to inflation. Still, lack of progress on restraining spending and disappointment in the event of an unsuccessful bid by Cardoso to be able to run for reelection in 1998 could cause a spike in interest rates that would force the government to choose between continued low inflation or renewed economic growth.

ARGENTINA

The Fund is underweighted in Argentina, where the Convertibility Law requires that growth must depend on net capital inflow, which we don't see returning to the country any time in the near future. The lack of an enthusiastic spokesperson for convertibility, fiscal austerity and continued deflation, with no clear competitive advantage in the world, will continue to weigh on foreign investment. We believe the stabilization/privatization/recovery story is largely over, and now low inflation and low growth are all we have to look forward to.

MEXICO

The Fund holds roughly the same allocation in Mexico as the index. The tide has turned, and it appears to us that investor consensus has definitively come around to our view that there is nothing fundamentally wrong with Mexico. Although the banking system is still a concern, a variety of government programs have staved off its collapse and will, in fact, enable it to provide credit again one of these days. We await evidence of a recovery in domestic demand, and have substantially reduced exposure to the export sector, in anticipation of further real appreciation of the peso and falling commodity prices.

VENEZUELA

Relative to the index, we continue to overweight Venezuela, where our views have so far been largely vindicated. Following over two years of macroeconomic mismanagement, which has brought recession, rising inflation and capital flight, recent events suggest that President Caldera now realizes his political future requires him to implement more sensible economic policies. The lifting of foreign exchange controls, liberalization of domestic interest rates, raising of gasoline prices and an agreement in principle with the IMF to slash the budget deficit all suggest the Venezuelan economy is on the verge of a turnaround.

Although the stock market has already reacted strongly to the change in direction of economic policy, we believe further good news is possible if the government sticks to its convictions. After all, there has not even been a recovery in the domestic economy yet, and capacity utilization remains low. We believe GDP growth could prove surprisingly strong next year, as long as confidence remains high.

ABOUT THE PORTFOLIO MANAGER

SORAYA M. BETTERTON -- Portfolio Manager for Chancellor LGT Asset Management since 1986; Investment Analyst since 1984. Prior to working for Chancellor LGT Asset Management, Ms. Betterton received her B.A. from Oxford University.

THE GROWTH OF LATIN AMERICAN STOCK MARKETS
MARKET CAPITALIZATION (US$ BILLION)

                                  1990          1995          % +/-
                                ------        -------      --------
BRAZIL                           $16.3         $147.6         +805%
MEXICO                            32.7           90.7         +177
CHILE                             13.6           73.8         +442
ARGENTINA                          3.3           37.9       +1,045
COLOMBIA                           1.4           17.9       +1,178
PERU                               0.8           11.7       +1,362
VENEZUELA                          8.3            3.6         -571
TOTAL                            $76.4         $383.1         +401%
                                                          Avg. Increase


Source: International Finance Corporation, FactBook 1996.

While many emerging markets may demonstrate significant short-term volatilities as well as increased political and economic risks relative to developed markets, we believe the case for investing in emerging markets remains compelling over the longer term. Despite last year's weakness, over the past five years Latin American equity markets have produced returns in many cases considerably better than developed economies.

GEOGRAPHIC ALLOCATION OF NET ASSETS%

                           1996                1995
                        October 31          October 31

Argentina                   6.9                 3.6
Bolivia                     3.0                 2.3
Brazil                     36.2                32.0
Chile                       7.4                16.7
Colombia                    0.3                 1.9
Ecuador                      --                 1.1
Mexico                     26.2                29.7
Panama                      1.5                  --
Peru                        3.3                 4.2
United States & Other       6.8                 6.2
Venezuela                   8.4                 2.3

Allocations may change as market conditions change.

ALLOCATION OF NET ASSETS

Short-Term & Other                  1.3%
Multi-Industry/Misc.                4.9%
Consumer Non-Durables              14.4%
Materials/Basic Industry           17.0%
Energy                             17.9%
Services                           21.5%
Finance                            23.0%


Allocations may change as market conditions change.


GT GLOBAL LATIN AMERICA GROWTH FUND
                                                                                                         % of
KEY PORTFOLIO HOLDINGS(6)                                                            Country          Net Assets

ELETROBRAS  Brazil's state-controlled holding company, Eletrobras is                 Brazil              5.4
responsible for the planning, coordination and financing of the country's electric utility sector. Its assets are primarily hydroelectric electricity generation plants that collectively represent 47% of the country's generating capacity.

TELEBRAS  Operator of Brazil's local and long-distance services.                     Brazil              4.4

KIMBERLY-CLARK DE MEXICO  The largest manufacturer of diapers, tissue paper,         Mexico              3.6
notebooks and paper in Mexico. The company's management is conservative and has concentrated on lowering costs every year to retain its competitive position in the marketplace.

COMPANHIA ENERGETICA DE MINAS GERAIS (CEMIG)  Provides electrical utility            Brazil              3.6
services for industrial, residential and rural customers.

COMPANHIA CERVEJARIA BRAHMA  The largest brewery in Brazil. The company also         Brazil              3.4
produces and distributes soft drinks.

UNIAO BANCOS BRASILEIRAS  A major Brazilian bank whose services include asset        Brazil              3.3
management and foreign exchange services. The bank also acts as lead manager for initial and secondary offerings.

BANCO BRADESCO S.A.  The largest bank in Brazil, Banco Bradesco has about 10% of     Brazil              3.3
the market.

DISCO S.A.  Owner and operator of supermarkets throughout Argentina.                 Argentina           3.3

CIA DE MINAS BUENAVENTURA  A mining company originally focused on production of      Peru                3.3
silver. The company today has a significant shareholding in the Yanacocha gold mine, production from which is growing very rapidly.


(6)There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

GT GLOBAL
LATIN AMERICA
GROWTH FUND

FINANCIAL
STATEMENTS

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders of GT Global Latin America Growth Fund and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of GT Global Latin America Growth Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the portfolio of investments, as of October 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Latin America Growth Fund as of October 31, 1996, the results of operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 13, 1996

                                       F1

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                                         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES          VALUE          ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Finance (23.0%)
  Uniao Bancos Brasileiras "A" Preferred-/- ...............   BRZL        378,050,000   $ 10,488,100         3.3
    BANKS-MONEY CENTER
  Banco Bradesco S.A. Preferred ...........................   BRZL      1,227,498,430     10,467,134         3.3
    BANKS-MONEY CENTER
  Grupo Financiero Banamex Accival, S.A. de C.V. "B"-/- ...   MEX           4,727,000     10,019,825         3.2
    BANKS-MONEY CENTER
  Inversiones y Representaciones S.A. (IRSA): .............   ARG                  --             --         2.9
    REAL ESTATE
    Common-/- .............................................   --            2,378,500      7,279,666          --
    GDR-/- {\/} ...........................................   --               58,300      1,778,150          --
  Banco Provincial S.A. ...................................   VENZ          3,183,913      6,421,963         2.0
    OTHER FINANCIAL
  Banco BHIF - ADR-/- {\/} ................................   CHLE            344,500      6,201,000         2.0
    BANKS-REGIONAL
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} ................................................   PAN              91,700      4,791,325         1.5
    OTHER FINANCIAL
  Grupo Financiero Banorte "B"-/- .........................   MEX           4,439,000      4,427,930         1.4
    BANKS-REGIONAL
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ................................................   CHLE            170,800      3,971,100         1.3
    OTHER FINANCIAL
  Grupo Financiero Bancomer, S.A. de C.V.: ................   MEX                  --             --         1.1
    BANKS-MONEY CENTER
    "B"-/- ................................................   --            7,167,000      3,047,315          --
    "L"-/- ................................................   --              817,296        280,245          --
  Seguros Comercial America S.A. "B"-/- ...................   MEX           6,965,000      2,084,289         0.7
    INSURANCE - MULTI-LINE
  Banco de Galicia y Buenos Aires S.A. de C.V. -
   ADR{\/} ................................................   ARG              40,500        734,063         0.2
    BANKS-MONEY CENTER
  Grupo Financiero Probusa S.A. de C.V. "B"-/- ............   MEX           7,621,563        465,657         0.1
    OTHER FINANCIAL
                                                                                        ------------
                                                                                          72,457,762
                                                                                        ------------
Services (21.5%)
  Telecomunicacoes Brasileiras S.A. (Telebras) -
   ADR{\/} ................................................   BRZL            185,000     13,782,498         4.4
    TELEPHONE NETWORKS
  Disco S.A. - ADR-/- {\/} ................................   ARG             464,350     10,447,875         3.3
    RETAILERS-FOOD
  Univision Communications, Inc.-/- .......................   US              274,400      9,261,000         2.9
    BROADCASTING & PUBLISHING
  Cifra S.A. de C.V.: .....................................   MEX                  --             --         2.8
    RETAILERS-OTHER
    "B" - ADR-/- {\/} .....................................   --            3,125,000      3,781,250          --
    "C"-/- ................................................   --            2,878,000      3,696,185          --
    "B" ...................................................   --            1,100,000      1,409,975          --
  Lojas Americanas S.A. Preferred-/- ......................   BRZL        467,535,469      7,350,042         2.3
    RETAILERS-OTHER
  Santa Isabel S.A. - ADR{\/} .............................   CHLE            254,800      7,166,250         2.3
    RETAILERS-FOOD
  TV Filme, Inc.-/- {\/} ..................................   BRZL            428,200      6,423,000         2.0
    CABLE TELEVISION

    The accompanying notes are an integral part of the financial statements.

                                       F2

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                                         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES          VALUE          ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Services (Continued)
  Telecomunicacoes do Rio de Janeiro S.A. (Telerj)
   Preferred-/- ...........................................   BRZL         47,791,322   $  4,605,608         1.5
    TELEPHONE NETWORKS
                                                                                        ------------
                                                                                          67,923,683
                                                                                        ------------
Energy (17.9%)
  Centrais Eletricas Brasileiras S.A. (Eletrobras): .......   BRZL                 --             --         5.4
    ELECTRICAL & GAS UTILITIES
    "B" Preferred{z} ......................................   --           36,600,000     11,863,915          --
    Common-/- .............................................   --           16,500,000      5,123,625          --
  Companhia Energetica de Minas Gerais (CEMIG): ...........   BRZL                 --             --         3.6
    ELECTRICAL & GAS UTILITIES
    ADR-/- {\/} ...........................................   --              208,600      6,518,750          --
    Preferred-/- {z} ......................................   --          146,792,050      4,672,540          --
  Compania Boliviana de Energia Electrica{::} {\/} ........   BOL             224,800      9,497,800         3.0
    ELECTRICAL & GAS UTILITIES
  C.A. La Electricidad de Caracas-/- ......................   VENZ          8,070,933      8,860,015         2.8
    ELECTRICAL & GAS UTILITIES
  Enron Global Power & Pipelines L.L.C. ...................   US              296,250      8,332,031         2.6
    ENERGY SOURCES
  Electricidad de Argentina S.A.(.) -/- {\/} ..............   ARG             110,857      1,507,655         0.5
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                          56,376,331
                                                                                        ------------
Materials/Basic Industry (17.0%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ..............   MEX             581,700     11,242,332         3.6
    PAPER/PACKAGING
  Companhia Vale do Rio Doce Preferred{z} .................   BRZL            509,400     10,561,881         3.3
    METALS - NON-FERROUS
  Cia de Minas Buenaventura: ..............................   PERU                 --             --         3.3
    METALS - NON-FERROUS
    "C" ...................................................   --            1,268,276      9,846,344          --
    "B"-/- ................................................   --               61,942        525,787          --
  Venezolana de Cementos, S.A.C.A. "A" ....................   VENZ          2,476,397      6,784,433         2.2
    CEMENT
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} .......   CHLE             98,200      5,646,500         1.8
    CHEMICALS
  Cemex, S.A. de C.V. "B" .................................   MEX           1,202,000      4,323,903         1.4
    CEMENT
  Companhia Siderurgica Nacional S.A. .....................   BRZL        117,700,000      2,921,591         0.9
    METALS - STEEL
  Apasco S.A. .............................................   MEX             261,000      1,594,638         0.5
    CEMENT
                                                                                        ------------
                                                                                          53,447,409
                                                                                        ------------
Consumer Non-Durables (14.4%)
  Companhia Cervejaria Brahma Preferred{z} ................   BRZL         17,520,000     10,829,553         3.4
    BEVERAGES - ALCOHOLIC
  Grupo Industrial Maseca, S.A. de C.V. "B" ...............   MEX           7,852,000      9,575,132         3.0
    FOOD
  Grupo Modelo S.A. "C" ...................................   MEX           1,805,000      9,373,847         3.0
    BEVERAGES - ALCOHOLIC

    The accompanying notes are an integral part of the financial statements.

                                       F3

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                                         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES          VALUE          ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Consumer Non-Durables (Continued)
  Grupo Industrial Bimbo, S.A. de C.V. "A" ................   MEX           1,523,000   $  7,558,030         2.4
    FOOD
  Mavesa S.A. - ADR{\/} ...................................   VENZ            715,000      4,468,750         1.4
    FOOD
  Multicanal Participacoes S.A. - ADR-/- {\/} .............   BRZL            149,500      2,093,000         0.7
    OTHER CONSUMER GOODS
  Compania Nacional de Chocolates S.A. ....................   COL             130,800      1,098,720         0.3
    FOOD
  Companhia Tecidos Norte de Mina Preferred ...............   BRZL          1,311,300        440,376         0.1
    TEXTILES & APPAREL
  Jugos Del Valle S.A. "B"-/- .............................   MEX             227,000        312,479         0.1
    BEVERAGES - NON-ALCOHOLIC
                                                                                        ------------
                                                                                          45,749,887
                                                                                        ------------
Multi-Industry/Miscellaneous (4.9%)
  San Luis "CPO"{::} ......................................   MEX           1,710,000      8,592,643         2.7
    CONGLOMERATE
  Brazil Realty S.A. -144A ADR{.} -/- {\/} ................   BRZL            312,000      6,357,000         2.0
    MISCELLANEOUS
  Grupo Sidek, S.A. de C.V. - ADR-/- {\/} .................   MEX             608,800        608,800         0.2
    CONGLOMERATE
                                                                                        ------------
                                                                                          15,558,443
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $272,965,225) ..............                              311,513,515        98.7
                                                                                        ------------       -----

                                                                           NO. OF                        % OF NET
RIGHTS                                                       COUNTRY       RIGHTS          VALUE          ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
  Banco de Galicia y Buenos Aires S.A. de C.V. ADR Rights,
   expire 11/1/96{\/} .....................................   ARG              12,385             --          --
                                                                                        ------------       -----
    BANKS-REGIONAL (Cost $0)

TOTAL INVESTMENTS (cost $272,965,225)  * ..................                              311,513,515        98.7
Other Assets and Liabilities ..............................                                4,078,457         1.3
                                                                                        ------------       -----

NET ASSETS ................................................                             $315,591,972       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        {z} All or part of the Fund's holdings in this security is segregated as collateral for written futures. See Note 1 of Notes to Financial Statements.
        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        (.) Restricted securities: At October 31, 1996, the Fund owned the following restricted security constituting 0.5% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1). Additional information on the restricted security is as follows:

                                ACQUISITION           ACQUISITION   MARKET VALUE
DESCRIPTION                        DATE      SHARES      COST        PER SHARE
------------------------------  -----------  -------  -----------   ------------
Electricidad de Argentina
 S.A..........................   12/23/93    110,857  $ 1,939,998      $13.60

       {::}  See Note 5 of Notes to Financial Statements.
        +/+ Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    The accompanying notes are an integral part of the financial statements.

                                       F4

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                October 31, 1996

--------------------------------------------------------------------------------

          * For Federal income tax purposes, cost is $273,597,742 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  53,931,731
                 Unrealized depreciation:           (16,015,958)
                                                  -------------
                 Net unrealized appreciation:     $  37,915,773
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1996, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Argentina (ARG/ARS) ..................    6.9                   6.9
Bolivia (BOL/BOL) ....................    3.0                   3.0
Brazil (BRZL/BRL) ....................   36.2                  36.2
Chile (CHLE/CLP) .....................    7.4                   7.4
Colombia (COL/COP) ...................    0.3                   0.3
Mexico (MEX/MXN) .....................   26.2                  26.2
Panama (PAN/PND) .....................    1.5                   1.5
Peru (PERU/PES) ......................    3.3                   3.3
United States & Other (US/USD) .......    5.5        1.3        6.8
Venezuela (VENZ/VEB) .................    8.4                   8.4
                                        ------       ---      -----
Total  ...............................   98.7        1.3      100.0
                                        ------       ---      -----
                                        ------       ---      -----

--------------

{d}  Percentages indicated are based on net assets of $315,591,972.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     WRITTEN FUTURES CONTRACTS OUTSTANDING
                                OCTOBER 31, 1996

                                           EXPIRATION      NO. OF
DESCRIPTION                                   DATE       CONTRACTS     CURRENCY     MARKET VALUE
----------------------------------------  ------------  ------------  -----------  ---------------
Brazilian Real Futures (face
 $28,818,000)...........................     12/31/96            300          USD  $    28,818,000

--------------
See Note 1 to the Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                                       F5

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1996

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $272,965,225) (Note 1)...........................  $311,513,515
  Receivable for Fund shares sold............................................................    12,300,099
  Receivable for securities sold.............................................................     9,449,458
  Dividends receivable.......................................................................       806,579
  Receivable for initial & variation margin (Note 1).........................................       311,370
  Miscellaneous receivable...................................................................         2,623
  Cash held as collateral for securities loaned (Note 1).....................................    17,198,999
                                                                                               ------------
    Total assets.............................................................................   351,582,643
                                                                                               ------------
Liabilities:
  Due to custodian...........................................................................    13,449,049
  Payable for Fund shares repurchased........................................................     2,400,422
  Payable for securities purchased...........................................................     2,093,000
  Payable for investment management and administration fees (Note 2).........................       285,657
  Payable for service and distribution expenses (Note 2).....................................       207,738
  Payable for transfer agent fees (Note 2)...................................................       142,254
  Payable for printing and postage expenses..................................................       105,957
  Payable for professional fees..............................................................        51,201
  Payable for registration and filing fees...................................................        25,324
  Payable for custodian fees (Note 1)........................................................        11,871
  Payable for fund accounting fees (Note 2)..................................................         6,971
  Payable for Directors' fees and expenses (Note 2)..........................................         4,003
  Other accrued expenses.....................................................................         8,225
  Collateral for securities loaned (Note 1)..................................................    17,198,999
                                                                                               ------------
    Total liabilities........................................................................    35,990,671
                                                                                               ------------
Net assets...................................................................................  $315,591,972
                                                                                               ------------
                                                                                               ------------
Class A:
Net asset value and redemption price per share ($177,373,411 DIVIDED BY 9,881,172 shares
 outstanding)................................................................................  $      17.95
                                                                                               ------------
                                                                                               ------------
Maximum offering price per share (100/95.25 of $17.95) *.....................................  $      18.85
                                                                                               ------------
                                                                                               ------------
Class B:+
Net asset value and offering price per share ($137,400,074 DIVIDED BY 7,725,949 shares
 outstanding)................................................................................  $      17.78
                                                                                               ------------
                                                                                               ------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($818,487 DIVIDED
 BY 45,630 shares outstanding)...............................................................  $      17.94
                                                                                               ------------
                                                                                               ------------
Net assets consist of:
  Paid in capital (Note 4)...................................................................  $377,749,062
  Accumulated net realized loss on investments and foreign currency transactions.............  (100,673,019)
  Net unrealized depreciation on translation of assets and liabilities in foreign
   currencies................................................................................       (32,361)
  Net unrealized appreciation of investments.................................................    38,548,290
                                                                                               ------------
Total -- representing net assets applicable to capital shares outstanding....................  $315,591,972
                                                                                               ------------
                                                                                               ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F6

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1996

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $499,299)...............................  $7,792,298
  Interest income............................................................................     813,731
                                                                                               ----------
    Total investment income..................................................................   8,606,029
                                                                                               ----------
Expenses:
  Investment management and administration fees (Note 2).....................................   3,365,375
  Service and distribution expenses: (Note 2)
    Class A......................................................................  $1,007,846
    Class B......................................................................   1,425,667   2,433,513
                                                                                   ----------
  Transfer agent fees (Note 2)...............................................................   1,446,362
  Printing and postage expenses..............................................................     202,870
  Custodian fees (Note 1)....................................................................     200,934
  Fund accounting fees (Note 2)..............................................................      86,436
  Audit fees.................................................................................      80,126
  Registration and filing fees...............................................................      62,704
  Legal fees.................................................................................      28,182
  Amortization of organization costs (Note 1)................................................      16,576
  Directors' fees and expenses (Note 2)......................................................      13,712
  Other expenses.............................................................................      13,870
                                                                                               ----------
    Total expenses before reductions.........................................................   7,950,660
                                                                                               ----------
      Expense reductions (Notes 1 & 6).......................................................    (223,037)
                                                                                               ----------
    Total net expenses.......................................................................   7,727,623
                                                                                               ----------
Net investment income........................................................................     878,406
                                                                                               ----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized loss on investments...............................................  (1,655,860)
  Net realized loss on foreign currency transactions.............................  (3,308,864)
                                                                                   ----------
    Net realized loss during the year........................................................  (4,964,724)
  Net change in unrealized depreciation on translation of assets and liabilities
   in foreign currencies.........................................................     608,089
  Net change in unrealized appreciation of investments...........................  63,484,288
                                                                                   ----------
    Net unrealized appreciation during the year..............................................  64,092,377
                                                                                               ----------
Net realized and unrealized gain on investments and foreign currencies.......................  59,127,653
                                                                                               ----------
Net increase in net assets resulting from operations.........................................  $60,006,059
                                                                                               ----------
                                                                                               ----------

    The accompanying notes are an integral part of the financial statements.

                                       F7

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                              YEAR ENDED     YEAR ENDED
                                                                              OCTOBER 31,    OCTOBER 31,
                                                                                 1996           1995
                                                                             -------------  -------------
Decrease in net assets
Operations:
  Net investment income....................................................  $     878,406  $   2,650,890
  Net realized loss on investments and foreign currency transactions.......     (4,964,724)   (98,872,602)
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies............................        608,089       (795,171)
  Net change in unrealized appreciation (depreciation) of investments......     63,484,288    (97,151,861)
                                                                             -------------  -------------
    Net increase (decrease) in net assets resulting from operations........     60,006,059   (194,168,744)
                                                                             -------------  -------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income...............................................       (842,524)            --
  From net realized gain on investments....................................             --    (19,567,238)
  In excess of net investment income.......................................       (381,092)            --
Class B:
Distributions to shareholders: (Note 1)
  From net investment income...............................................        (93,201)            --
  From net realized gain on investments....................................             --    (14,468,347)
  In excess of net investment income.......................................        (42,157)            --
Advisor Class:
Distributions to shareholders:
  From net investment income...............................................         (4,285)            --
  In excess of net investment income.......................................         (1,938)            --
                                                                             -------------  -------------
    Total distributions....................................................     (1,365,197)   (34,035,585)
                                                                             -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.........................  1,551,794,195  1,098,477,187
  Decrease from capital shares repurchased.................................  (1,612,200,649) (1,101,548,404)
                                                                             -------------  -------------
    Net decrease from capital share transactions...........................    (60,406,454)    (3,071,217)
                                                                             -------------  -------------
Total decrease in net assets...............................................     (1,765,592)  (231,275,546)
Net assets:
  Beginning of year........................................................    317,357,564    548,633,110
                                                                             -------------  -------------
  End of year..............................................................  $ 315,591,972* $ 317,357,564**
                                                                             -------------  -------------
                                                                             -------------  -------------

--------------
   * Includes undistributed net investment income of $0.
  ** Includes undistributed net investment income of $1,356,776.

    The accompanying notes are an integral part of the financial statements.

                                       F8

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A+
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1996 (A)    1995 (A)    1994 (A)    1993 (A)      1992
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   15.38   $   26.11   $   19.78   $   15.59   $   16.45
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........       0.09        0.15       (0.08)       0.18        0.25*
  Net realized and unrealized gain
   (loss) on investments................       2.59       (9.28)       6.75        5.21       (0.98)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       2.68       (9.13)       6.67        5.39       (0.73)
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.08)         --       (0.19)      (0.12)      (0.13)
  From net realized gain on
   investments..........................         --       (1.60)      (0.15)      (1.08)         --
  In excess of net investment income....      (0.03)         --          --          --          --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.11)      (1.60)      (0.34)      (1.20)      (0.13)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   17.95   $   15.38   $   26.11   $   19.78   $   15.59
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (d).............      17.52%     (37.16)%     34.10%       37.1%       (4.5)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 177,373   $ 182,462   $ 336,960   $ 129,280   $  94,085
Ratio of net investment income (loss) to
 average net assets.....................       0.46%       0.86%      (0.29)%       1.3%*       1.3%*
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   6)...................................       2.03%       2.11%       2.04%        2.4%*       2.4%*
  Without expense reductions............       2.10%       2.12%         --%**        --%**        --%**
Portfolio turnover rate++++.............        101%        125%        155%        112%        159%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0005         N/A         N/A         N/A         N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02 and $0.04 for the years ended October 31, 1993 and 1992, respectively. Without such reimbursements, the expense ratios would have been 2.49% and 2.62% and the ratios of net investment income to average net assets would have been 1.25% and 1.07% for the years ended October 31, 1993 and 1992, respectively.
 ** Calculation of "Ratio of expenses to net assets" was made without considering the effect of expense reductions, if any.
 (a) These selected per share data were calculated based upon average shares outstanding during the period.
 (b) Not annualized.
 (c) Annualized.
 (d) Total investment return does not include sales charges.

    The accompanying notes are an integral part of the financial statements.
                                       F9

                      GT GLOBAL LATIN AMERICA GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                  CLASS B++                        ADVISOR CLASS+++
                                ----------------------------------------------  ----------------------
                                                                     APRIL 1,                JUNE 1,
                                                                       1993                    1995
                                                                        TO      YEAR ENDED      TO
                                      YEAR ENDED OCTOBER 31,         OCTOBER     OCTOBER     OCTOBER
                                ----------------------------------     31,         31,         31,
                                 1996 (A)    1995 (A)    1994 (A)    1993 (A)    1996 (A)      1995
                                ----------  ----------  ----------  ----------  ----------  ----------
Per Share Operating
Performance:
Net asset value, beginning of
 period.......................  $   15.21   $   25.94   $   19.75   $   16.26   $   15.40   $   15.95
                                ----------  ----------  ----------  ----------  ----------  ----------
Income from investment
 operations:
  Net investment income
   (loss).....................      (0.00)       0.06       (0.22)      (0.07)       0.17        0.09
  Net realized and unrealized
   gain (loss) on
   investments................       2.59       (9.19)       6.74        3.56        2.58       (0.64)
                                ----------  ----------  ----------  ----------  ----------  ----------
    Net increase (decrease)
     from investment
     operations...............       2.59       (9.13)       6.52        3.49        2.75       (0.55)
                                ----------  ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment
   income.....................      (0.01)         --       (0.18)         --       (0.14)         --
  From net realized gain on
   investments................         --       (1.60)      (0.15)         --          --          --
  In excess of net investment
   income.....................      (0.01)         --          --          --       (0.07)         --
                                ----------  ----------  ----------  ----------  ----------  ----------
    Total distributions.......      (0.02)      (1.60)      (0.33)         --       (0.21)         --
                                ----------  ----------  ----------  ----------  ----------  ----------
Net asset value, end of
 period.......................  $   17.78   $   15.21   $   25.94   $   19.75   $   17.94   $   15.40
                                ----------  ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------  ----------  ----------
Total investment return (d)...      17.02%     (37.42)%     33.33%       21.5%(b)     18.16%     (3.45)%(b)
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................  $ 137,400   $ 134,527   $ 211,673   $  13,576   $     818   $     369
Ratio of net investment income
 (loss) to average net
 assets.......................      (0.04)%      0.36%      (0.79)%      (0.7)%(c)      0.96%      1.36%(c)
Ratio of expenses to average
 net assets:
  With expense reductions
   (Notes 1 & 6)..............       2.53%       2.61%       2.54%        2.9%(c)      1.53%      1.61%(c)
  Without expense
   reductions.................       2.60%       2.62%         --%**        --%**      1.60%      1.62%(c)
Portfolio turnover rate++++...        101%        125%        155%        112%        101%        125%
Average commission rate per
 share paid on portfolio
 transactions++++.............  $  0.0005         N/A         N/A         N/A   $  0.0005         N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02 and $0.04 for the years ended October 31, 1993 and 1992, respectively. Without such reimbursements, the expense ratios would have been 2.49% and 2.62% and the ratios of net investment income to average net assets would have been 1.25% and 1.07% for the years ended October 31, 1993 and 1992, respectively.
 ** Calculation of "Ratio of expenses to net assets" was made without considering the effect of expense reductions, if any.
 (a) These selected per share data were calculated based upon average shares outstanding during the period.
 (b) Not annualized.
 (c) Annualized.
 (d) Total investment return does not include sales charges.

    The accompanying notes are an integral part of the financial statements.
                                      F10

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1996

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Latin America Growth Fund ("Fund") is a separate series of GT Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and the financial statements may include certain estimates made by management.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss

                                      F11

                      GT GLOBAL LATIN AMERICA GROWTH FUND

equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the fund hold the underlying securities and, for a put, requires the Fund to maintain in a segregated account cash, U.S. government securities, or other liquid, high-grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates. At October 31, 1996, the fund had segregated securities valued at $34,032,814 and cash of $311,370 to cover margin requirements on open futures contracts.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carry forward of $100,040,502, of which $93,313,175 expires in 2003 and $6,727,327 expires in
2004.

(I) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ

                                      F12

                      GT GLOBAL LATIN AMERICA GROWTH FUND

from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(J) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $177,793. These expenses have been amortized on a straight line basis over a five-year period.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(N) PORTFOLIO SECURITIES LOANED
At October 31, 1996, stocks with an aggregate value of approximately $15,138,626 were on loan to brokers. The loans were secured by cash collateral of $17,198,999. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the year ended October 31, 1996, the Fund received $48,028 of income from securities lending which was used to offset the Fund's custody expenses.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Fund's investment manager and administrator. On October 31, 1996, Chancellor Capital Management Inc. merged with LGT Asset Management, Inc., and the surviving entity was renamed Chancellor LGT Asset Management, Inc. The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% of the first $500 million of average daily net assets of the Fund; 0.95% of the next $500 million; 0.925% of the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, is the Fund's distributor. The Fund offers Class A, Class B and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1996, GT Global retained $98,352 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $18,250 for the year ended October 31, 1996. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1996, GT Global collected CDSCs in the amount of $824,774. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

                                      F13

                      GT GLOBAL LATIN AMERICA GROWTH FUND

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40%, 2.90%, and 1.90% of the average net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the results according to the Funds average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1996, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $323,525,648 and $362,046,941. There were no purchases or sales of U.S. government obligations for the year ended October 31, 1996.

4. CAPITAL SHARES
At October 31, 1996, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; and 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global High Income Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                                      F14

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                           CAPITAL SHARE TRANSACTIONS

                                                  YEAR ENDED                  YEAR ENDED
                                               OCTOBER 31, 1996            OCTOBER 31, 1995
                                          --------------------------  --------------------------
CLASS A                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................   76,364,877  $1,304,172,875  52,467,821  $ 904,752,193
Shares issued in connection with
  reinvestment of distributions.........       66,851      1,023,814      673,780     16,139,240
                                          -----------  -------------  -----------  -------------
                                           76,431,728  1,305,196,689   53,141,601    920,891,433
Shares repurchased......................  (78,414,835) (1,346,357,898) (54,183,599)  (943,221,637)
                                          -----------  -------------  -----------  -------------
Net decrease............................   (1,983,107) $ (41,161,209)  (1,041,998) $ (22,330,204)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------


                                                  YEAR ENDED                  YEAR ENDED
                                               OCTOBER 31, 1996            OCTOBER 31, 1995
                                          --------------------------  --------------------------
CLASS B                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................   13,503,991  $ 230,324,732    9,341,199  $ 166,467,703
Shares issued in connection with
  reinvestment of distributions.........        6,914        105,073      439,250     10,440,947
                                          -----------  -------------  -----------  -------------
                                           13,510,905    230,429,805    9,780,449    176,908,650
Shares repurchased......................  (14,627,921)  (250,064,111)  (9,097,593)  (158,042,884)
                                          -----------  -------------  -----------  -------------
Net increase (decrease).................   (1,117,016) $ (19,634,306)     682,856  $  18,865,766
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

                                                                             JUNE 1, 1995
                                                                       (COMMENCEMENT OF SALE OF
                                                  YEAR ENDED            SHARES) TO OCTOBER 31,
                                               OCTOBER 31, 1996                  1995
                                          --------------------------  --------------------------
ADVISOR CLASS                               SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................      932,074  $  16,161,478       41,561  $     677,104
Shares issued in connection with
  reinvestment of distributions.........          408          6,223           --             --
                                          -----------  -------------  -----------  -------------
                                              932,482     16,167,701       41,561        677,104
Shares repurchased......................     (910,792)   (15,778,640)     (17,621)      (283,883)
                                          -----------  -------------  -----------  -------------
Net increase............................       21,690  $     389,061       23,940  $     393,221
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

5. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by the Fund are defined in the Investment Company Act of 1940 as an affiliated company. Investments in affiliated companies at October 31, 1996, amounted to $18,090,443, at value.

Transactions with affiliated companies are as follows:

                                          PURCHASES               NET REALIZED   DIVIDEND
AFFILIATES                                   COST     SALES COST      GAIN        INCOME
----------------------------------------  ----------  ----------  ------------   --------
Compania Boliviana de Energia
 Electrica..............................  $       --  $  671,076  $    264,155   $190,749
Dixie Toga S.A. Preferred...............     729,186   5,847,339     1,577,576     39,312
San Luis "CPO"..........................   5,394,408   3,680,995     2,247,803    242,517

6. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended October 31, 1996, the Fund's expenses were reduced by $175,009 under these arrangements.

                                      F15

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                             GT GLOBAL LATIN AMERICA GROWTH FUND
          LATAR612063M.584